Exhibit 99.2

                            [Letterhead of Company]

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with Amendment No. 1 to the Quarterly Report of Internap Network Services Corporation (the "Company") on Form 10-Q/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Scanlon, Vice President of Finance and Administration and Chief Financial Officer of the Company, certify that pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002:

          (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/      John M. Scanlon

John M. Scanlon
Vice president of Finance & Administration and
     Chief Financial Officer
January 9, 2003